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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


            Date of Report (date of earliest event reported): May 21, 1997




                                WELLS FARGO & COMPANY
                (Exact name of registrant as specified in its charter)


              Delaware                 1-6214         No. 13-2553920
    (State or other jurisdiction  (Commission File    (IRS Employer
         of incorporation)             Number)        Identification No.)


                420 Montgomery Street, San Francisco, California 94163
                 (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  (415) 477-1000


                                    Not applicable
            (Former name or former address, if changed since last report)

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Item 5:  OTHER EVENTS

         Attached hereto as Exhibit 99 is the Press Release announcing the retirement of William F. Zuendt as President and Chief Operating Officer of Wells Fargo & Company later this year and the formation of the Office of the Chairman, a team which includes four vice chairmen and Paul Hazen, Chairman and Chief Executive Officer.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99 Copy of the Press Release announcing the retirement of William F. Zuendt as President and Chief Operating Officer of Wells Fargo & Company later this year.




                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on May 21, 1997.



                                  WELLS FARGO & COMPANY



                                  By:  FRANK A. MOESLEIN
                                       -----------------------------
                                       Frank A. Moeslein
                                       Executive Vice President and Controller